                                                                   EXHIBIT 10.95

                                 AMENDMENT NO. 6

                  AMENDMENT NO. 6 dated as of October 30, 2001 (the "Amendment") to the Amended and Restated Credit Agreement dated as of September 8, 1999 (as amended, the "Credit Agreement"), among Williams Communications, LLC, as Borrower (the "Borrower"), Williams Communications Group, Inc., as Guarantor ("Holdings"), the lenders party thereto (the "Lenders"), Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), The Chase Manhattan Bank, as Syndication Agent, Salomon Smith Barney Inc. and Lehman Brothers, Inc., as Joint Lead Arrangers and Joint Bookrunners with respect to the Incremental Facility referred to therein, and Salomon Smith Barney Inc., Lehman Brothers, Inc. and Merrill Lynch & Co., Inc., as Co-Documentation Agents.

                             INTRODUCTORY STATEMENT


                  All capitalized terms not otherwise defined in this Amendment are used herein as defined in the Credit Agreement.

                  The Borrower and Holdings have requested that the Lenders agree to extend the date by which the Borrower and/or Holdings is required to raise net cash proceeds from Qualifying Issuances, as set forth in Section 5.18 of the Credit Agreement.

                  Subject to the terms and conditions hereof, the Lenders are willing to grant such extension, but only upon the terms and conditions set forth herein.

                  In consideration of the mutual agreements contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Amendments to the Credit Agreement.

                  (A) The definition of "Qualifying Issuances" appearing in
Article 1 of the Credit Agreement is hereby amended as of the Amendment No. 6 Effective Date (as such term is defined in Section 4 below) in its entirety to read as follows:

                  "'Qualifying Issuances' means (i) any issuance of Qualifying Equity Interests of Holdings, (ii) any issuance of unsecured Indebtedness described in clauses (a) or (b) of the definition thereof of Holdings or the Borrower, and (iii) any Sale and Leaseback Transaction by the Borrower or a Restricted Subsidiary the subject property of which is the building under construction as of the Amendment No. 4 Effective Date and adjacent to the One Williams Center, together with the parking garage adjacent thereto, or any one or more of three corporate jets identified by the Borrower to the Lenders prior to the Amendment No. 4 Effective Date; provided that the terms and conditions of any such Indebtedness or Sale and Leaseback Transaction shall have been approved by all the Incremental Facility Arrangers (if any) and the Administrative Agent prior to the issuance thereof; and provided, further, that in order to be a "Qualifying Issuance" hereunder, any such issuance or Sale Leaseback Transaction (or any part thereof) occurring on or after

                  October 19, 2001 shall not have been consummated or otherwise effected by the Borrower and/or Holdings (as applicable), directly or indirectly, through or with any of their Subsidiaries (it being understood that, in the case of an Unrestricted Subsidiary, any such transaction would be deemed to be effected indirectly for purposes of this definition) or other Affiliates unless, in the case of an Affiliate, such Affiliate utilizes its own funds, which funds shall not have been received in any manner whatsoever, directly or indirectly, from Holdings, the Borrower or any Subsidiary."

                  (B) Section 5.18 of the Credit Agreement is hereby amended by deleting the date "December 31, 2001" appearing therein and inserting the phrase "July 1, 2003 or such earlier date as may be agreed upon by the Borrower and Holdings, on the one hand, and the Required Lenders, on the other hand,"

                  SECTION 2. Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders that:

                  (A) the execution, delivery and performance by the Loan Parties of this Amendment and the Side Letter (such term being used herein as defined in Section 4(A) below) and in the case of the Borrower and Holdings, the performance by each of them of the Credit Agreement as modified by this Amendment (i) have been duly authorized by all requisite corporate, partnership or limited liability company action (as applicable) on the part of each such Loan Party; and (ii) will not violate (a) any provision of any statute, rule or regulation, or the Certificate of Incorporation or By-laws (or similar governing documents) of any of the Loan Parties, (b) any applicable order of any court or any rule, regulation or order of any other agency of government or (c) any indenture, agreement or other instrument to which any of the Loan Parties is a party or by which any of the Loan Parties or any of their respective properties is bound, or be in conflict with, result in a breach of, or constitute (with notice or lapse of time or both) a default under, any such indenture, agreement, or other instrument; and

                  (B) upon the occurrence of the Amendment No. 6 Effective Date (as defined in Section 4 below), this Amendment will constitute the legal, valid and binding obligation of the Loan Parties, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

                  SECTION 3. Consents and Agreements.

                  (A) The Lenders hereby acknowledge and agree to the provisions set forth in the Side Letter and consent to the execution thereof by the Agents and the Issuing Bank.

                  (B) Each of the Loan Parties, the Agents and the Lenders hereby agree that Clifford Chance Rogers & Wells LLP, counsel to the Administrative Agent ("Clifford Chance"), shall, on behalf of the Administrative Agent and the Lenders, retain PricewaterhouseCoopers LLP ("PWC") as financial advisor by no later than October 31, 2001, and that PWC shall, among other things, be engaged to review, analyze and conduct due diligence regarding the business operations of Holdings, the Borrower and the Subsidiaries and the preliminary budget dated October 1, 2001 (together with any related sensitivity analyses). Holdings and the Borrower hereby agree to cooperate fully with PWC and provide support to PWC in the performance of its engagement, which cooperation and performance shall not unreasonably interfere with the normal conduct of the Borrower's business.

                  (C) Each of the Loan Parties, the Agents and the Lenders hereby agree that it shall negotiate in good faith to facilitate and consummate a long term amendment to the Credit Agreement (the "Seventh Amendment") prior to January 15, 2002.

                  SECTION 4. Effective Date. This Amendment shall not become effective until the date (the "Amendment No. 6 Effective Date") on which all of the following conditions precedent shall have been satisfied:

                  (A) The Administrative Agent shall have received fully executed counterparts of (i) this Amendment executed by the Loan Parties, the Administrative Agent, and Lenders representing the Required Lenders, and (ii) the letter agreement of even date herewith between the Loan Parties, on the one hand, and the Agents and the Issuing Bank, on the other hand (the "Side Letter"), executed by all of the parties thereto.

                  (B) All cash, cash equivalents, investments (other than investments in the High Yield Notes and the shares of capital stock held by Unrestricted Subsidiaries on October 19, 2001), and proceeds of investments held by the Unrestricted Subsidiaries in excess of an aggregate amount equal to $30 million (including, without limitation, proceeds of loans from Holdings and/or the Borrower to Unrestricted Subsidiaries in the approximate amount of $195 million and any interest payments made by Holdings and/or the Borrower to Unrestricted Subsidiaries that have purchased or otherwise hold indebtedness issued by Holdings and/or the Borrower) shall be remitted to the Borrower and deposited by the Borrower in one or more Controlled Deposit Accounts (as such term is defined in the Security Agreement).

                  (C) The Loan Parties shall have obtained all consents and waivers from any Persons necessary for the execution, delivery and performance of this Amendment, the Side Letter and any other transaction contemplated hereby or thereby.

                  (D) The Agents and their counsel shall have received such approvals, information, materials and documentation as any of the Agents or their counsel may reasonably request, which approvals, information, materials and documentation shall be satisfactory in form and substance to the Agents and their counsel.

                  (E) PWC and Clifford Chance shall each have received a retainer in the amount of $150,000 in accordance with the terms of the applicable engagement or retainer letters.

                  (F) All reasonable fees and other charges presently due and payable to the Administrative Agent or any Lender pursuant to any Loan Document, and all out-of-pocket expenses incurred by the Administrative Agent and invoiced by October 30, 2001 in connection with the Credit Agreement, this Amendment, the Side Letter, any other Loan Document or the transactions contemplated by any of the foregoing (including, without limitation, the reasonable fees and disbursements of Davis Polk & Wardwell, Clifford Chance and PWC), shall have been paid by the Borrower. Any invoice provided to the Borrower shall include a summary of the services provided, which summary shall preserve any attorney client or other applicable privilege.

                  (G) All legal matters incident to this Amendment, the Side Letter and the effects hereof or thereof or any of the Loan Documents shall be reasonably satisfactory to the Agents and their counsel.

                  SECTION 5. Confirmation and Acknowledgement of the Obligations; Release. The Borrower hereby (i) confirms and acknowledges to the Administrative Agent and the Lenders that it is validly and justly indebted to the Administrative Agent and the Lenders for the payment of all Obligations without offset, defense, cause of action or counterclaim of any kind or nature whatsoever and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the Loan Documents and the Liens in the Collateral which were granted pursuant to any of the Loan Documents or otherwise. Each of the Loan Parties, on its own behalf and on behalf of its successors and assigns, hereby waives, releases and discharges each Agent and each Lender and all of the affiliates of each Agent and each Lender, and all of the directors, officers, employees, attorneys, agents, successors and assigns of each Agent, each Lender and such affiliates, from any and all claims, demands, actions or causes of action (known and unknown) arising out of or in any way relating to any of the Loan Documents and any documents, agreements, dealings or other matters connected with any of the Loan Documents, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, actions, dealings or matters occurring on or prior to the date hereof.

                  SECTION 6. Acknowledgement and Consent by Holdings and the Subsidiary Loan Parties.

                  (A) Holdings and each Subsidiary Loan Party hereby acknowledges that it has read this Amendment and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Amendment, (i) its obligations pursuant to the Credit Agreement or its Subsidiary Guarantee (as applicable) shall not be impaired or affected and (ii) its Guarantee pursuant to the Credit Agreement or Subsidiary Guarantee (as applicable) is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                  (B) Holdings and each Subsidiary Loan Party hereby confirms and acknowledges that it is validly and justly indebted to the Administrative Agent and the Lenders for the payment of all of the Obligations which it has guaranteed, without offset, defense, cause of action or counterclaim of any kind of nature whatsoever.

                  (C) Holdings and each Subsidiary Loan Party hereby reaffirms and admits the validity and enforceability of the Credit Agreement and the Loan Documents to which it is a party and the Liens in the Collateral which were granted by it pursuant to any of the Loan Documents or otherwise.

                  SECTION 7. Costs and Expenses. The Borrower acknowledges and agrees that its obligations set forth in Section 10.03 of the Credit Agreement include the preparation, execution and delivery of this Amendment, the Side Letter and any other documentation contemplated hereby or thereby (whether or not this Amendment becomes effective or the transactions contemplated hereby are consummated), including, but not limited to, the reasonable fees and disbursements of Clifford Chance and PWC.

                  SECTION 8. Limited Waiver or Modification; Ratification of Credit Agreement.

                  (A) Except to the extent hereby waived or modified, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and confirmed.

                  (B) This Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Agents or the Lenders or (ii) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to in a Loan Document. The Administrative Agent, the other Agents and the Lenders hereby expressly reserve all of the Administrative Agent's, the other Agent's and the Lenders' (as applicable) respective rights and remedies under the Credit Agreement and each of the other Loan Documents, as well as under applicable law. Except to the extent hereby waived or modified and subject to the terms and provisions of the Side Letter, the Credit Agreement and each of the Loan Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof and the Credit Agreement as heretofore amended or modified and as modified by this Amendment are hereby ratified and confirmed. As used in the Credit Agreement, the terms "Credit Agreement," "this Agreement," "herein," "hereafter," "hereto," "hereof," and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as modified by this Amendment. Reference to the terms "Agreement" or "Credit Agreement" appearing in the Exhibits or Schedules to the Credit Agreement or in the other Loan Documents shall, unless the context otherwise requires, mean the Credit Agreement as modified by this Amendment. This Amendment shall be deemed to have been jointly drafted, and no provision of it shall be interpreted or construed for or against any party hereto because such party purportedly prepared or requested such provision, any other provision, or this Amendment as a whole.

                  SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 10. Loan Document. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

                  SECTION 11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

                  SECTION 12. Successors and Assigns. The provisions of this Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

                  SECTION 13. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.




                                  BORROWER:

                                  WILLIAMS COMMUNICATIONS, LLC


                                  By:  /s/ HOWARD S. KALIKA
                                      ------------------------------------------
                                      Name: Howard S. Kalika
                                      Title: Vice President and Treasurer


                                  WILLIAMS COMMUNICATIONS GROUP, INC.


                                  By:  /s/ HOWARD S. KALIKA
                                      ------------------------------------------
                                      Name: Howard S. Kalika
                                      Title: Vice President and Treasurer


                                  AGENTS AND LENDERS:


                                  BANK OF AMERICA, N.A., individually and as
                                  Administrative Agent and as Issuing Bank

                                  By:       /s/ JOHN E. WOODIEL III
                                      ------------------------------------------
                                      Name:  John E. Woodiel III
                                      Title: Managing Director


                                  THE CHASE MANHATTAN BANK, individually and as Syndication Agent and as Issuing Bank


                                  By:        /s/ CONSTANCE M. COLEMAN
                                      ------------------------------------------
                                      Name:  Constance M. Coleman
                                      Title: Vice President

                                  SALOMON SMITH BARNEY INC., as Joint Lead
                                  Arranger and Joint Bookrunner with respect to the Incremental Facility and as
                                  Co-Documentation Agent


                                  By:       /s/ JOHN P. JUDGE
                                      ------------------------------------------
                                      Name:  John P. Judge
                                      Title: Vice President & Director


                                  CITICORP USA, INC.


                                  By:       /s/ JOHN P. JUDGE
                                      ------------------------------------------
                                      Name:  John P. Judge
                                      Title: Vice President & Director

                                  LEHMAN BROTHERS, INC., as Joint Lead Arranger and Joint Bookrunner with respect to the Incremental Facility and as Co-Documentation Agent


                                  By:      /s/ G. ANDREW KEITH
                                      ------------------------------------------
                                      Name:  G. Andrew Keith
                                      Title: SVP


                                  LEHMAN COMMERCIAL PAPER INC.


                                  By:      /s/ G. ANDREW KEITH
                                      ------------------------------------------
                                      Name:  G. Andrew Keith
                                      Title: Authorized Signatory

                                  MERRILL LYNCH & CO., INC., individually and as Co-Documentation Agent


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  ABN AMRO BANK N.V.


                                  By:     /s/ NEIL J. BIVONA
                                      ------------------------------------------
                                      Name:  Neil J. Bivona
                                      Title: Group Vice President


                                  By:     /s/ STEVEN C. WIMPENNY
                                      ------------------------------------------
                                      Name:  Steven C. Wimpenny
                                      Title: Group Senior Vice President

                                  BANK OF MONTREAL


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  THE BANK OF NEW YORK


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  BANK OF OKLAHOMA N.A.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  BANK ONE, N.A.


                                  By:     /s/ LORI J. THOMAS
                                      ------------------------------------------
                                      Name:  Lori J. Thomas
                                      Title: Vice President


                                  CIBC INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  CREDIT LYONNAIS NEW YORK BRANCH


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  CREDIT SUISSE FIRST BOSTON


                                  By:     /s/ DAVID L. SAWYER
                                      ------------------------------------------
                                      Name:  David L. Sawyer
                                      Title: Vice President


                                  By:     /s/ BILL O'DALY
                                      ------------------------------------------
                                      Name:  Bill O'Daly
                                      Title: Vice President


                                  DEUTSCHE BANK AG
                                  NEW YORK BRANCH AND/OR
                                  CAYMAN ISLANDS BRANCH


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  FIRST UNION NATIONAL BANK


                                  By:     /s/ MARK L. COOK
                                      ------------------------------------------
                                      Name:  Mark L. Cook
                                      Title: Senior Vice President


                                  FLEET NATIONAL BANK


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  THE FUJI BANK, LIMITED


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  BAYERISCHE HYPOVEREINS BANK, NEW YORK BRANCH


                                  By:     /s/ ERIC N. PELLETIER
                                      ------------------------------------------
                                      Name:  Eric N. Pelletier
                                      Title: Director

                                  By:     /s/ HETAL N. RAITHATHA
                                      ------------------------------------------
                                      Name:  Hetal N. Raithatha
                                      Title: Associate


                                  IBM CREDIT CORPORATION


                                  By:     /s/ STEVE A. FLANAGAN
                                      ------------------------------------------
                                      Name:  Steve A. Flanagan
                                      Title: Manager, Special Handling


                                  THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                  NEW YORK BRANCH


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  KBC BANK, N.V.


                                  By:     /s/ ROBERT SNAUFFER
                                      ------------------------------------------
                                      Name:  Robert Snauffer
                                      Title: First Vice President

                                  By:     /s/ ERIC RASKIN
                                      ------------------------------------------
                                      Name:  Eric Raskin
                                      Title: Vice President

                                  SCOTIABANC INC.


                                  By:     /s/ [ILLEGIBLE]
                                      ------------------------------------------
                                      Name:  [ILLEGIBLE]
                                      Title: [ILLEGIBLE]

                                  STANFIELD ARBITRAGE CDO, LTD.
                                  By:      Stanfield Capital Partners LLC
                                           as its Collateral Manager


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  STANFIELD CLO, LTD.
                                  By:      Stanfield Capital Partners LLC
                                           as its Collateral Manager


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  STANFIELD/RMF TRANSATLANTIC CDO, LTD.
                                  By:      Stanfield Capital Partners LLC
                                           as its Collateral Manager


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  WINDSOR LOAN FUNDING, LIMITED
                                  By:      Stanfield Capital Partners LLC
                                           as its Investment Manager


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

ACCEPTED AND AGREED TO:

SUBSIDIARY LOAN PARTIES:
CRITICAL CONNECTIONS, INC.
WCS COMMUNICATIONS SYSTEMS, INC.
WCS, INC.
WILLIAMS COMMUNICATIONS OF VIRGINIA, INC.
WILLIAMS COMMUNICATIONS PROCUREMENT, L.L.C.
WILLIAMS COMMUNICATIONS PROCUREMENT, LP
WILLIAMS GLOBAL COMMUNICATIONS
     HOLDINGS, INC.
WILLIAMS INTERNATIONAL VENTURES COMPANY
WILLIAMS LEARNING NETWORK, INC.
WILLIAMS LOCAL NETWORK, LLC
WILLIAMS TECHNOLOGY CENTER, LLC
WILLIAMS COMMUNICATIONS AIRCRAFT, LLC


By:   /s/ HOWARD S. KALIKA
   ------------------------------------------
   Name:  Howard S. Kalika
   Title: Vice President and Treasurer

                                  MERRILL LYNCH CAPITAL CORPORATION


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title: